EXHIBIT 77(Q1)(e)


Copy of the new investment advisory contract between Federated
Global Investment Corp. and Federated Core Trust II, L.P. is hereby incorporated by reference to the Definitive Proxy Statement filed with the Commission on January 10, 2002.
(File No. 811-10625)